UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2015

Ohr Pharmaceutical, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-88480	46-5622433
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 682-8452

(Registrant's Telephone Number, Including Area Code)

  Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 16, 2015, Ohr Pharmaceutical, Inc., a Delaware corporation, issued a press release announcing that it has presented additional data from the Phase 2 IMPACT study evaluating OHR-102 (Squalamine lactate ophthalmic solution, 0.2%) combination therapy for the treatment of the wet form of age-related macular degeneration (wet-AMD) at the annual meeting of the American Academy of Ophthalmology. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 and the information therefrom incorporated in Item 7.01 by reference to Exhibit 99.1, are being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

99.1 Press release, dated November 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC. (Registrant)

Date: November 17, 2015	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 16, 2015.